3rd Quarter Fiscal Year 2016 Earnings Release Parker Hannifin Corporation April 26, 2016 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Safe Harbor Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; the ability to implement successfully the company's capital allocation initiatives, including the timing, price and execution of share repurchases; increases in raw material costs that cannot be recovered in product pricing; the company's ability to manage costs related to insurance and employee retirement and health care benefits; threats associated with and efforts to combat terrorism and cyber-security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow from operating activities and cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution, (c) segment operating income and operating margins reported in accordance with U.S. GAAP to segment operating income and operating margins without the effect of business realignment charges and, (d) net income and earnings per diluted share reported in accordance with U.S. GAAP to net income and earnings per diluted share without the effect of business realignment charges. The effects of acquisitions, currency exchange rates, discretionary pension plan contributions and business realignment charges are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, segment operating income, operating margins, net income and earnings per diluted share on a comparable basis from period to period. Full year adjusted guidance removes business realignment charges. Please visit www.PHstock.com for more information 2

Agenda 3 • Chairman and CEO Comments • Questions and Answers • Results and Outlook

4 3rd Quarter FY2016 Highlights Strong Performance in a Challenging Environment  Third Quarter Sales of $2.8B  Declined 10.6% (1.5% Currency, 9.4% Organic)  Adjusted Earnings per Share of $1.51 ($1.37 As Reported)  YTD Operating Cash Flow 10.5% of Sales Adjusted (8.1% As Reported)  Impressive Margin Performance  Moderating Rate of Decline in Orders  Increasing Adjusted Guidance by $.20 at the Midpoint  Meaningful Progress with Execution of the New Win Strategy

Diluted Earnings Per Share 3rd Quarter FY2016 5 *Adjusted for Business Realignment Charges

Influences on Adjusted Earnings Per Share 3rd Quarter FY2016 vs. 3rd Quarter FY2015 6 *Adjusted for Business Realignment Charges

Sales & Segment Operating Margin Total Parker 7 $ in millions 3rd Quarter FY2016 % Change FY2015 Sales As Reported 2,829$ (10.6)% 3,162$ Acquisitions 9 0.3 % Currency (47) (1.5)% Organic Sales 2,867$ (9.4)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 392$ 13.8% 448$ 14.2 % Business Realignment 25 8 Adjusted 417$ 14.7% 456$ 14.4%

$ in millions 3rd Quarter FY2016 % Change FY2015 Sales As Reported 1,248$ (13.4)% 1,442$ Acquisitions 2 0.1 % Currency (11) (0.8)% Organic Sales 1,257$ (12.7)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 202$ 16.2% 236$ 16.3 % Business Realignment 9 1 Adjusted 211$ 16.9% 237$ 16.4 % Sales & Segment Operating Margin Diversified Industrial North America 8

$ in millions 3rd Quarter FY2016 % Change FY2015 Sales As Reported 1,020$ (11.2)% 1,148$ Acquisitions 7 0.6 % Currency (36) (3.1)% Organic Sales 1,049$ (8.7)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 105$ 10.3% 139$ 12.1 % Business Realignment 16 7 Adjusted 121$ 11.9% 146$ 12.7 % Sales & Segment Operating Margin Diversified Industrial International 9

$ in millions 3rd Quarter FY2016 % Change FY2015 Sales As Reported 561$ (2.0)% 572$ Acquisitions - - % Currency - - % Organic Sales 561$ (2.0)% FY2016 % of Sales FY2015 % of Sales Segment Operating Margin As Reported 84$ 15.0% 73$ 12.8 % Business Realignment 1 1 Adjusted 85$ 15.1% 74$ 12.9 % Sales & Segment Operating Margin Aerospace Systems 10

Mar 2016 Dec 2015 Mar 2015 Dec 2014 Total Parker 6%- 12%- 4%- 4%+ Diversified Industrial North America 9%- 15%- 6%- 4%+ Diversified Industrial International 6%- 10%- 3%- 1%+ Aerospace Systems 1%+ 11%- 3%- 9%+ Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average

Adjusted Cash Flow from Operating Activities FY2016 YTD 12 *Adjusted for discretionary pension plan contribution FY 2016 % of Sales FY 2015 % of Sales As Reported Cash Flow From Operating Activities 681 8.1% 791 8.3% Discreti nary Pension Plan Contribution 200 Adjusted Cash Flow From Operating Activities 881 10.5% 791 8.3%

Sales Growth vs. Prior Year Diversified Industrial North America (14.5%) - (12.5%) Diversified Industrial International (14.2%) - (12.2%) Aerospace Systems (0.4%) - 1.2% Total Parker (11.9%) - (9.9%) Adjusted Segment Operating Margins Diversified Industrial North America 16.7% - 16.9% Diversified Industrial International 12.3% - 12.5% Aerospace Systems 14.8% - 15.0% Total Parker 14.7% - 14.9% Below the Line Items Corporate General & Administrative Expense, Interest and Other $478 M Tax Rate Full Year 28% Shares Diluted Shares Outstanding (Full Year Average) 137M Earnings Per Share As Reported Range $5.57 - $5.77 Adjusted Range $6.20 - $6.40 FY2016 Guidance Adjusted EPS increased to $6.30 Midpoint 13 FY16 Adjusted Segment Operating Margins exclude FY16 Business Realignment Charges FY16 Adjusted Earnings Per Share excludes FY16 Business Realignment Charges

FY2016 Guidance Reconciliation to Prior As Reported Guidance at Midpoint 14

FY2016 Guidance Reconciliation to Prior Adjusted Guidance at Midpoint 15 *Adjusted for Business Realignment Charges

16

Appendix  Consolidated Statement of Income  Reconciliation of Net Income & EPS  Business Segment Information  Reconciliation of Segment Operating Margin  Consolidated Balance Sheet  Consolidated Statement of Cash Flows  Reconciliation of Forecasted EPS  Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 18 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands except per share amounts) 2016 2015 2016 2015 Net sales 2,828,665$ 3,162,311$ 8,403,603$ 9,567,236$ Cost of sales 2,209,401 2,373,016 6,550,929 7,234,465 Gross profit 619,264 789,295 1,852,674 2,332,771 Selling, general and administrative expenses 335,908 372,306 1,020,788 1,152,950 Interest expense 33,745 35,003 103,802 83,609 Other (income), net (23,382) (6,380) (50,438) (32,055) Income before income taxes 272,993 388,366 778,522 1,128,267 Income taxes 85,851 102,904 213,217 295,299 Net income 187,142 285,462 565,305 832,968 Less: Noncontrolling interests 58 117 261 282 Net income attributable to common shareholders 187,084$ 285,345$ 565,044$ 832,686$ Earnings per share attributable to common shareholders: Basic earnings per share 1.39$ 2.06$ 4.16$ 5.77$ Diluted earnings per share 1.37$ 2.02$ 4.12$ 5.68$ Average shares outstanding during period - Basic 134,809,610 138,794,789 135,675,823 144,342,288 Average shares outstanding during period - Diluted 136,552,769 141,189,803 137,311,848 146,627,273 Cash dividends per common share .63$ .63$ 1.89$ 1.74$

Reconciliation of Net Income & EPS 19 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands except per share amounts) 2016 2015 2016 2015 Net income 187,142$ 285,462$ 565,305$ 832,968$ Adjustments: Business realignment charges 19,226 6,352 60,241 18,496 Adjusted net income 206,368$ 291,814$ 625,546$ 851,464$ Earnings per diluted share 1.37$ 2.02$ 4.12$ 5.68$ Adjustments: Business realignment charges 0.14 0.04 0.44 0.13 Adjusted earnings per diluted share 1.51$ 2.06$ 4.56$ 5.81$

Business Segment Information By Industry 20 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands) 2016 2015 2016 2015 Net sales Diversif ied Industrial: North America 1,247,904$ 1,441,625$ 3,695,008$ 4,302,644$ International 1,019,776 1,148,248 3,050,687 3,599,145 Aerospace Systems 560,985 572,438 1,657,908 1,665,447 Total 2,828,665$ 3,162,311$ 8,403,603$ 9,567,236$ Segment operating income Diversif ied Industrial: North America 202,180$ 235,516$ 568,509$ 726,640$ International 105,161 139,473 329,823 465,803 Aerospace Systems 84,238 73,334 240,005 205,500 Total segment operating income 391,579 448,323 1,138,337 1,397,943 Corporate general and administrative expenses 42,322 45,515 126,583 152,319 Income before interest and other 349,257 402,808 1,011,754 1,245,624 Interest expense 33,745 35,003 103,802 83,609 Other expense (income) 42,519 (20,561) 129,430 33,748 Income before income taxes 272,993$ 388,366$ 778,522$ 1,128,267$

21 Reconciliation of Segment Operating Margin (Unaudited) Operating income Margin Operating income Margin As reported segment operating income 391,579$ 13.8% 1,138,337$ 13.5% Adjustments: Business realignment charges 25,030 81,618 Adjusted segment operating income 416,609$ 14.7% 1,219,955$ 14.5% Three Months Ended Nine Months Ended March 31, 2016 March 31, 2016

Consolidated Balance Sheet 22 (Unuaudited) March 31, June 30, March 31, (Dollars in thousands) 2016 2015 2015 Assets Current assets: Cash and cash equivalents 1,034,971$ 1,180,584$ 1,017,013$ Marketable securities and other investments 1,069,658 733,490 1,013,692 Trade accounts receivable, net 1,587,785 1,620,194 1,701,017 Non-trade and notes receivable 245,248 364,534 324,140 Inventories 1,248,213 1,300,459 1,387,681 Prepaid expenses 124,025 241,684 188,855 Deferred income taxes 146,939 142,147 152,599 Total current assets 5,456,839 5,583,092 5,784,997 Plant and equipment, net 1,598,758 1,664,022 1,643,538 Goodw ill 2,948,284 2,942,679 2,892,705 Intangible assets, net 961,206 1,013,439 1,022,425 Other assets 1,104,314 1,091,805 993,550 Total assets 12,069,401$ 12,295,037$ 12,337,215$ Liabilities and equity Current liabilities: Notes payable 576,621$ 223,142$ 665,123$ Accounts payable 999,159 1,092,138 1,138,163 Accrued liabilities 801,716 894,555 822,385 Accrued domestic and foreign taxes 123,123 140,295 141,653 Total current liabilities 2,500,619 2,350,130 2,767,324 Long-term debt 2,675,000 2,723,960 2,724,943 Pensions and o her postretirement benefits 1,483,641 1,699,197 1,288,166 Deferred income taxes 80,452 77,967 78,276 Other liabilities 302,706 336,214 323,567 Shareholders' equity 5,023,612 5,104,287 5,151,715 Noncontrolling interests 3,371 3,282 3,224 Total liabilities and equity 12,069,401$ 12,295,037$ 12,337,215$

Consolidated Statement of Cash Flows 23 (Unaudited) Nine Months Ended March 31, (Dollars in thousands) 2016 2015 Cash flows from operating activities: Net income 565,305$ 832,968$ Depreciation and amortization 231,777 237,232 Stock incentive plan compensation 53,735 74,830 Gain on sale of businesses (10,668) (4,732) Loss on disposal of assets 76 10,248 Gain on sale of marketable securities (535) - Net change in receivables, inventories, and trade payables (19,661) (132,515) Net change in other assets and liabilities (138,268) (118,047) Other, net (262) (108,934) Net cash provided by operating activities 681,499 791,050 Cash flows from investing activities: Acquisitions (net of cash of $3,814 in 2016 and $3,979 in 2015) (67,552) (18,640) Capital expenditures (110,804) (157,418) Proceeds from sale of plant and equipment 14,112 15,525 Proceeds from sale of businesses 24,325 35,577 Purchases of marketable securities and other investments (1,188,594) (1,456,410) Maturities and sales of marketable securities and other investments 974,417 828,653 Other, net (40,364) (44,726) Net cash (used in) investing activities (394,460) (797,439) Cash flows from financing activities: Net payments for common stock activity (441,300) (1,326,521) Net proceeds from debt 305,555 1,117,343 Divi ends (256,890) (252,745) Net cash (used in) financing activities (392,635) (461,923) Effect of exchange rate changes on cash (40,017) (128,230) Net (decrease) in cash and cash equivalents (145,613) (596,542) Cash and cash equivalents at beginning of period 1,180,584 1,613,555 Cash and cash equivalents at end of period 1,034,971$ 1,017,013$

(Unaudited) (Amounts in dollars) Fiscal Year 2016 Forecasted earnings per diluted share $5.57 to $5.77 Adjustments: Business realignment charges .63 Adjusted forecasted earnings per diluted share $6.20 to $6.40 Reconciliation of Forecasted EPS 24

Supplemental Sales Information Global Technology Platforms 25 (Unaudited) (Dollars in thousands) September 30, 2015 December 31, 2015 March 31, 2016 September 30, 2015 December 31, 2015 March 31, 2016 Net sales Diversif ied Industrial: Motion Systems 802,495$ 754,923$ 789,445$ 802,495$ $ 1,557,418 $ 2,346,863 Flow and Process Control 881,911 805,611 855,702 881,911 1,687,522 2,543,224 Filtration and Engineered Materials 640,371 592,704 622,533 640,371 1,233,075 1,855,608 Aerospace Systems 544,571 552,352 560,985 544,571 1,096,923 1,657,908 Total 2,869,348$ 2,705,590$ 2,828,665$ 2,869,348$ 5,574,938$ 8,403,603$ Fiscal Year-to-DateThree Months Ending